                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement      |_|    Confidential, For Use of the
|_|  Definitive Proxy Statement              Commission Only (as permitted by
|_|  Definitive Additional Materials         Rule 14a-6(e)(2))
|_|  Soliciting Material Under Rule 14a-12

                             ACCESSPOINT CORPORATION
       ------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
|X| No fee required.

|_| Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                             ACCESSPOINT CORPORATION
                    3003-3011 S. Valley View Blvd., Ste. 190,

                               Las Vegas, NV 89102

                           NOTICE AND PROXY STATEMENT
                                October ___, 2004
Dear Stockholder:

We are pleased to invite you to the Annual Meeting of Stockholders of Accesspoint Corporation ("Accesspoint" or the "Company"). The meeting will be held on November ___, 2004 at 11:00 a.m., at J. W. Marriot Hotel, 221 North Rampart, Las Vegas, Nevada 89117. The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting and Proxy Statement.

You will also hear an overview of Accesspoint's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is available online at www.sec.gov, contains other detailed information about Accesspoint, including its audited financial statements for the year ended December 31, 2003.

Stockholders are urged to carefully read this Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about October ___, 2004.

We hope you can join us on November ___, 2004. Regardless of whether you expect to attend the meeting in person, please read the Proxy Statement. When you have done so, please mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.

Sincerely,

----------------
Gene C. Valentine,
Chairman of the Board

                             ACCESSPOINT CORPORATION
                    Notice of Annual Meeting of Stockholders
                          To be held November ___, 2004

Accesspoint Corporation will hold its Annual Meeting of Stockholders on November ___, 2004 at 11:00 a.m., Pacific Standard Time, at J. W. Marriot Hotel, 221 North Rampart, Las Vegas, Nevada 89117.

We are holding this meeting to consider and act upon the following matters that are more fully described in the accompanying Proxy Statement:

PROPOSAL 1.       INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.
                  -------------------------------------------------------

         Amend Article Fourth of the Company's Articles of Incorporation, as amended, to increase the total number of authorized shares of the Company's $.001 par value common stock from the present number of 25,000,000 shares to 50,000,000 shares, as set forth on the Certificate of Amendment attached hereto as Exhibit A. The remainder of Article Fourth to remain as is.

PROPOSAL 2.       INCREASE IN SIZE OF BOARD OF DIRECTORS.
                  ---------------------------------------

         Amend Article III, Section 2 of the Company's Bylaws to increase the authorized number of directors on the Board from five (5) to seven (7) members. The remainder of Article III, Section 2 to remain as is.

PROPOSAL 3.       ELECTION OF NEW DIRECTORS.
                  --------------------------

         Elect the following persons to the Board of Directors to serve until the next annual meeting of stockholders, and until their successors have been duly elected and qualified:

                                GENE C. VALENTINE
                                JOSEPH BYERS
                                MICHAEL SAVAGE

PROPOSAL 4.       APPROVAL OF SETTLEMENT AGREEMENT.
                  ---------------------------------

         Approve and ratify the settlement of the certain cases against the Company, as described herein on the terms and conditions set forth in the Settlement Agreement attached hereto as Exhibit B and hereinafter referred to as the "Bentley/Djokovich Lawsuits;" that Settlement Agreement contains other important provisions as well.

PROPOSAL 5.       APPROVAL AND RATIFICATION OF BOARD OF DIRECTORS ACTIONS.
                  --------------------------------------------------------

         Approve and ratify the actions of our directors for the last fiscal year and for the period from the fiscal year end through the date of the annual shareholder meeting.

PROPOSAL 6.       RATIFY THE APPOINTMENT OF CERTIFIED PUBLIC ACCOUNTANTS.
                  -------------------------------------------------------

         The Board has appointed Mendoza Berger & Company, LLP, Certified Public Accountants, as auditors to examine the consolidated financial statements of Accesspoint for the fiscal year ending December 31, 2004, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the stockholders.

AND TO CONSIDER SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING.

The Board of Directors has selected August 27, 2004 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. A list of stockholders as of the record date will be available for inspection at the corporate headquarters of Accesspoint for ten days before the meeting.

             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
                PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED
               PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

A copy of Accesspoint's 2003 Annual Report is available for review online at www.sec.gov. Please read the Annual Report in its entirety.

By Order of the Board of Directors,

------------------------
Gene C. Valentine, Secretary
Las Vegas, Nevada
October ___, 2004

                             ACCESSPOINT CORPORATION
                         Annual Meeting of Stockholders
                          To Be Held November ___, 2004

This Proxy Statement is furnished to stockholders of Accesspoint for use at the Annual Meeting of Stockholders to be held at 11:00 a.m., Pacific Standard Time, at offices of the Company, or at any postponements or adjournments of the meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is October ___, 2004.

1. GENERAL INFORMATION Q: Who is soliciting my proxy?
A: We, the Board of Directors of Accesspoint (the "Board"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at Accesspoint's Annual Meeting of Stockholders. Specified directors, officers, and employees of Accesspoint may also solicit proxies on our behalf by mail, phone, fax, or in person.

Q: Who is paying for this solicitation?
A: Accesspoint will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q: On what am I voting?
A: You will have the chance to vote on, specifically:

         o An Increase in Number of Authorized Shares of Common Stock from 25,000,000 shares to 50,000,000 shares;
         o An Increase in Authorized Membership of our Board of Directors from five (5) to seven (7) members;
         o Election of Gene C. Valentine, Joseph Byers and Michael Savage to the Board of Directors;
         o Approval of Settlement Agreement to settle the"Bentley/Djokovich Lawsuits" which includes the sale of our remaining merchant accounts portfolio in exchange for the cancellation of the Company's debt to Ameropa Ltd. in the approximate amount of $1,500,000, and the issuance of shares resulting to a controlling interest to Mr. Barber, our former officer and director;
         o Approve and ratify the actions of our directors for the last fiscal year and for the period from the fiscal year end through the date of the annual shareholder meeting; and
         o Ratify the appointment of Mendoza Berger & Company, LLP, Certified Public Accountants.

Q: Who can vote?
A: Only holders of Accesspoint's Common Stock at the close of business on August 27, 2004, the record date for the Annual Meeting, can vote. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock.

Q: How do I vote?
A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing Accesspoint's Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, our designated proxy holders will vote your shares FOR all the proposals described herein.

Q: What constitutes a quorum?
A: On the record date, Accesspoint had 24,163,965 shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum) must be present at the meeting or represented by proxy.

Q: What vote is required to approve each proposal?
A: For the election of directors, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For all matters other than the election of directors, the affirmative vote of a majority of the votes cast by person or by proxy at the Annual Meeting is required for approval of such matter. A properly executed proxy marked ABSTAIN with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, if there are any other items on which the stockholders vote at the Annual Meeting, an abstention will have the effect of a negative vote on such other item.

Q: What if my shares are held in "street name?"
A: If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by NASD, such as the election of directors and the selection of independent auditors. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q: Can I vote on other matters?
A: The matters presented at an annual meeting are limited to those properly presented by the Board and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives the proxy holders, authority to vote your shares.

Q: How does the Board recommend I vote on the proposals?
A: Unless you give other instructions on your proxy card, the proxy holders will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

         o An Increase in Number of Authorized Shares of Common Stock from 25,000,000 shares to 50,000,000 shares;
         o An Increase in the Authorized Membership of our Board of Directors from five (5) to seven (7) members;

         o Election of Gene C. Valentine, Joseph Byers and Michael Savage to the Board of Directors;
         o Approval of Settlement Agreement to settle the "Bentley/Djokovich Lawsuits" which provides for the sale of our remaining merchant accounts portfolio in exchange for the cancellation of the Company's debt Ameropa Ltd. in the approximate amount of $1,500,000, and the issuance of shares resulting to a controlling interest to Mr. Barber, our former officer and director; and
         o Approval and ratification of the actions of our directors for the last fiscal year and for the period from the fiscal year end through the date of the annual shareholder meeting; and
         o Ratification of the appointment of Mendoza Berger & Company, LLP, Certified Public Accountants.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board, or if no recommendation is given, in their own discretion.

Q: How do I get copies of the exhibits filed with Accesspoint's Reports on Form 10-KSB?
A: A copy of Accesspoint's Annual Report for 2003 and 2002, which contain Accesspoint's Form 10-KSB for those years and consolidated financial statements, is available online at www.sec.gov. Accesspoint will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with Accesspoint's Form 10-KSBs for a reasonable fee. Requests for such copies should be directed to Accesspoint's Corporate Secretary, Accesspoint Corporation, 3003-3011 S. Valley View Blvd., Ste. 190, Las Vegas, NV 89102.

We hereby incorporate by reference into this Proxy Statement the following documents filed with the Commission pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

(a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

(b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004

(c) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004; and

(d) All other Reports and other documents filed by the Company pursuant to
Section 13(e) or 15(d) of the Exchange Act subsequent to June 30, 2004 and prior to the date of the Meeting or such later date or dates to which the Meeting may be adjourned.

2. PROPOSALS FOR SHAREHOLDER ACTION

PROPOSAL 1.       INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.
                  --------------------------------------------------------

         Amend Article Fourth of the Company's Articles of Incorporation, as amended, to increase the total number of authorized shares of the Company's $.001 par value common stock from the present number of 25,000,000 shares to 50,000,000 shares, as set forth on the Certificate of Amendment attached hereto as Exhibit A. The remainder of Article Fourth to remain as is.

PURPOSE OF INCREASING AUTHORIZED COMMON STOCK

         Our Board of Directors believes it is desirable to increase our authorized common stock. Our purpose in increasing our authorized common stock will increase the total value of the corporation and better position us to take advantage possible future financings and other corporate opportunities and purposes as the board of directors determines in its discretion to be in the best interest of the corporation, and which may include future stock splits, stock dividends or other distributions, acquisitions and stock options and other equity benefits under employee benefit plans. This action is also necessary to accommodate the terms of the Settlement Agreement, described herein at Proposal 4, which allows for the issuance to William Barber, our former officer and director, a controlling interest in the shares of our common stock, as consideration for his past assistance to us in restructuring our debts and enabling us to position our financial affairs such that we hope that we will be able to move forward with our business. Without his assistance, we believe that we would have been forced to cease operations and seek bankruptcy protection; therefore, his assistance has been integral to our continued existence. To that end we are increasing the number of authorized shares of common stock, which we believe will enable us to promptly take advantage of future favorable opportunities that may present themselves without the delay and expense associated with holding additional special meetings of stockholders.

RECOMMENDATION OF THE BOARD.

The Board recommends that stockholders vote FOR the proposal 1.

PROPOSAL 2.       INCREASE IN SIZE OF BOARD OF DIRECTORS.
                  --------------------------------------

         Amend Article III, Section 2 of the Company's Bylaws to increase the authorized number of directors on the Board from five (5) to seven (7) members. The remainder of Article III, Section 2 to remain as is.

PURPOSE OF INCREASING THE AUTHORIZED SIZE OF THE BOARD OF DIRECTORS

         Our Board of Directors believes it is desirable to allow for the future contingency of expanding the allowable size of our board of directors in the event that we are able to recruit additional members to our board.

RECOMMENDATION OF THE BOARD.

The Board recommends that stockholders vote FOR the proposal 2.

PROPOSAL 3.       ELECTION OF NEW DIRECTORS.
                  -------------------------

NOMINEES:  GENE C. VALENTINE, JOSEPH BYERS AND MICHAEL SAVAGE.

         At the Annual Meeting, you and the other stockholders will re-elect 3 individuals to serve as directors until the next annual meeting of stockholders to be held in 2005, until their successors are duly elected or appointed or until their death, resignation, or removal. These nominees are currently members of the Board, and one is currently serving as one of our executive officers.

         The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

Standing for re-election as directors are:

MR. EUGENE C. VALENTINE, Chairman of the Board, Member of the Audit Committee, Member of the Compensation Committee. Mr. Valentine joined the Board in October 2002. Mr. Valentine is the founder and CEO of the Financial West Group, based in Los Angeles. Mr. Valentine founded the Financial West Investment Group, Inc. in 1985 and has served as its CEO since that time. A firm with over 300 registered sales representatives in 52 offices throughout the United States. Mr. Valentine's experiences included serving from 1982 to 1985 as Vice President of Marketing for Christopher Weil & Co., a NASD registered broker/dealer, and from 1980 to 1982, he was director of Real Estate Acquisitions for Windfarms, Ltd., an alternative energy subsidiary of Chevron USA. From 1978 to 1982, he also served as a stockholder and officer of Horizon Realty, a real estate brokerage firm located in San Francisco, following service from 1972 to 1978 as an officer in the U.S. Navy. He is a NASD registered securities principal, and holds NASD licenses, including Series 22, 39, 7, 24 and 63. He received a BS degree in Psychology from Bethany College in 1972 and minors in Economics and International Affairs, and attended the University of Vienna, Austria. Mr. Valentine, through the Financial West Group is a shareholder of Accesspoint. Mr. Valentine is also the chairman of the Audit Committee. As an active participant in the securities industry, we have determined that Mr. Valentine is a financial expert and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

MR. MICHAEL SAVAGE joined the Board in January 2003. Mr. Savage has been the founder of more than 15 successful companies, including Capital Reserve Corporation of Los Angeles. He has extensive business experience in equipment leasing, technology and the development of new marketplaces. Mr. Savage is expected to focus his energies on the development of our affinity cards. Mr. Savage is currently a consultant for Step Strategy, Inc., located in Century City, California. From 2002 to 2004, Mr. Savage served as the president of Leasing Express, LLC, a leasing company; from 1999 to 2004, he was a partner with Sterling & Company Mergers and Acquisitions Inc., a Bahamian corporation. From 1999 to 2001, Mr. Savage was the president of TransAmerican Holdings, Inc., a Nevada corporation traded on the OTCBB as TAHI. Mr. Savage attended Washington State College from 1943 to 1944, where he studied electronics and administration, the University of Southern California's School of Architecture from 1940 to 1941, and served in the U.S. Army Air Corps from 1943 to 1946. Mr. Savage is not a shareholder of Accesspoint.

MR. JOE BYERS, Member of the Audit Committee, Member of the Compensation Committee. Mr. Byers joined the Board in January 2002. Mr. Byers has more than 40 years of experience in the banking business and was most recently Senior Vice President of First National Bank based in Los Angeles, where he served from 2000 to 2001. Prior to that, Mr. Byers served as First Vice President of Prime Bank from 1999 to 2000, when it was sold to East West Bank. Prior to that, from 1987 to 1997, Mr. Byers was Branch Manager of the Beverly Hills Branch of Sterling Bank; upon its sale to Pacific Bank of San Francisco, he remained as Brach Manager, until the branch was sold to and closed by City National Bank in 1999. Mr. Byers has a California financial lenders license, having served as a lender and broker with six institutions during his career. Mr. Byers attended the University of Kentucky and studied civil engineering while serving in the U.S. Army, and served from 1942 to 146 in the Air Corps Army Engineers. Mr. Byers focuses his time and attention on developing additional processing platforms and financial relationships for us. Mr. Byers is not a shareholder of Accesspoint.

The executive officers and directors of Accesspoint Corp as of December 31, 2003 were as follows:

     ------------------------------------- ---------- --------------------------------------------------
                     NAME                     AGE                         POSITION
     ------------------------------------- ---------- --------------------------------------------------
     Gene Valentine                           55             Chairman of the Board of Directors
     ------------------------------------- ---------- --------------------------------------------------
     William B. Barber*                       59                  CEO, President, Director
     ------------------------------------- ---------- --------------------------------------------------
     Joseph Byers                             80                          Director
     ------------------------------------- ---------- --------------------------------------------------
     Michael Savage                           82                          Director
     ------------------------------------- ---------- --------------------------------------------------

*Mr. Barber resigned the indicated positions on August 30, 2004. Mr. Barber is not standing for re-election as director. Mr. Barber's resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

RECOMMENDATION OF THE BOARD.

The Board withholds any recommendation in regard to Proposal 3.

PROPOSAL 4.       APPROVAL OF SETTLEMENT AGREEMENT.
                  ---------------------------------

         Approve and ratify the settlement of the following cases against the Company on the terms and conditions set forth in the Settlement Agreement attached hereto as Exhibit B and hereinafter referred to as the "Bentley/Djokovich Lawsuits;"

         A. That certain lawsuit entitled JAMES M. BENTLEY V. WILLIAM R. BARBER, et al., and numbered 02CC04690 in the files of that Court concerning stockholder derivative claims for Breach of Contract; Breach of Fiduciary Duty; Misappropriation of Trade Secrets Pursuant to Civil Code Section 3426, et seq.; Recovery of Personal Property Pursuant to Civil Code Section 3426, et seq.; Imposition of a Constructive Trust or an Accounting; Unfair Competition; Conversion; Unfair Business Practices; and Usurpation of Corporate Opportunity against certain of the Defendants;

         B. That certain lawsuit entitled JAMES W. BENTLEY, AS TRUSTEE OF THE BENTLEY FAMILY TRUST C V. ACCESSPOINT CORPORATION, et al., and numbered 02CC06709 in the files of that Court concerning claims for Breach of Contract, Common Count, and Declaratory Relief, against Defendant Accesspoint Corporation;

         C. That certain lawsuit entitled MARY ANN BENTLEY, AS TRUSTEE OF THE BENTLEY FAMILY 1995 TRUST V. ACCESSPOINT CORPORATION, et al., and numbered 02CC06571 in the files of that Court concerning claims for Breach of Contract, Common Count, and Declaratory Relief, against Defendant Accesspoint Corporation;

         D. That certain lawsuit entitled THE BENTLEY FAMILY LIMITED PARTNERSHIP
         V. ACCESSPOINT CORPORATION, et al., and numbered 02CC06710 in the files of that Court concerning claims for Breach of Contract, Common Count, and Declaratory Relief, against Defendant Accesspoint Corporation; and

         E. That certain lawsuit entitled ACCESS HOLDINGS LIMITED PARTNERSHIP, ETC., ET AL. V. ACCESSPOINT CORPORATION, etc., et al., and numbered 03CC09039 in the files of that Court concerning a declaratory relief claim seeking, among other things, return of certain consideration tendered by Access Holdings Limited Partnership and Tom Djokovich under the loan agreement between Accesspoint and Net Integrated Systems, Inc.

         Another pertinent provision of the Settlement provides for the sale of the Company's Merchants Accounts Portfolios ("Accounts") at the best price available as soon as commercially feasible, specifically, that the offer of Merchants Billing Services, Inc. ("MBS"), a company owned by two former officers and directors of the Company, be accepted and that Merchants Accounts Portfolios be sold to MBS in exchange for the cancellation of the debt of Accesspoint to Ameropa Ltd. in the approximate amount of $1,500,000.

         The actual value of the Accounts shall be determined by multiplying the net monthly earnings over the last 6 months by a multiplier of 10-12; we estimate that this will yield a valuation of between $500,000 and $600,000. Since MBS has agreed to cancellation of our debt of approximately $1,500,000, these terms of this transaction favor the Company, especially since we believe there is likely no other market for these Accounts, due to the peculiarities of the credit card processing industry. We estimate that the Accounts represent about two-thirds of the remaining assets of the Company, and after their sale, we will still have as an asset the $250,000 security deposit held by Chase Merchants Services LLC/Chase Manhattan Bank which is refundable to the Company. According to the Settlement Agreement, this asset is pledged to repay certain of the plaintiffs. There is no present relationship between the Company and MBS, although MBS for a time managed our business, and MBS is owned by two of our former officers and directors, namely William Barber and Becky Takeda.

         Finally, the Settlement provides for the issuance of a controlling interest in shares of our common stock to one individual, and requires the passage of our increase in authorized shares of common stock, described herein as Proposal 1. The Settlement provides for the issuance to William Barber, our former officer and director, a controlling interest in the shares of our common stock, as consideration for his past assistance to us in restructuring our debts and enabling us to position our financial affairs such that we hope that we will be able to move forward with our business. Without his assistance, we believe that we would have been forced to cease operations and seek bankruptcy protection; therefore, his assistance has been integral to our continued existence.

PURPOSE OF ACCEPTING THE SETTLEMENT AGREEMENTS

         Our Board of Directors believes it is desirable and in the best interests of the Company to accept the terms of the Settlement Agreement, which will allow us move forward and refocus our management's attention on our business. Without shareholder ratification of the Settlement Agreement, we believe that we would not be able to continue operations and our ability to generate revenues would be harmed.

RECOMMENDATION OF THE BOARD.

The Board recommends that stockholders vote FOR the proposal 4.

PROPOSAL 5.       APPROVAL AND RATIFICATION OF BOARD OF DIRECTORS ACTIONS.
                  -------------------------------------------------------

         Approve and ratify the actions of our directors for the last fiscal year and for the period from the fiscal year end through the date of the annual shareholder meeting.

RECOMMENDATION OF THE BOARD.

The Board recommends that stockholders vote FOR the proposal 5.

PROPOSAL 6.       RATIFICATION OF INDEPENDENT AUDITORS
                  ------------------------------------

The Board has appointed Mendoza Berger & Company, LLP, Certified Public Accountants, as auditors to examine the consolidated financial statements of Accesspoint for the fiscal year ending December 31, 2004, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the stockholders. In the event that the stockholders do not ratify the appointment of Mendoza Berger & Company, LLP, Certified Public Accountants, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2004 will be permitted to stand, unless the Board finds other reasons for making a change. It is understood that even if the selection of Mendoza Berger & Company, LLP, Certified Public Accountants is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of Accesspoint and its stockholders.

Representatives of Mendoza Berger & Company, LLP, Certified Public Accountants will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. This proposal will be approved if it receives the affirmative vote of holders of a majority of the shares of Common Stock voted or represented and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD.

The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Mendoza Berger & Company, LLP, Certified Public Accountants as Accesspoint's independent auditors for fiscal year 2004.

AUDIT FEES: During 2003 and 2002 we accrued or paid Mendoza Berger & Company LLP a total of $22,000 and $40,360 for professional services rendered in connection with performance of our independent audits for the years ending December 31, 2003 and 2002, respectively.

ALL OTHER FEES: During 2003 and 2002 we paid Mendoza Berger & Company LLP a total of $32,923 for professional services rendered in connection with the reviews of the March 31, 2003, June 30, 2003 and September 30, 2003, Forms 10-QSB.

TAX FEES: We paid Mendoza Berger & Company LLP $1,800 and $4,750 for tax related services for the years ended December 31, 2003 and 2002, respectively.

PRE-APPROVAL POLICIES AND PROCEDURES. Prior to engaging its accountants to perform a particular service, our Board of Directors obtains an estimate for the service to be performed. All of the services described above were approved by the Board of Directors in accordance with its procedures.

3. BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

The following table sets forth information as of August 27, 2004, with respect to directors, nominees, named executive officers of Accesspoint and each person who is known by Accesspoint to own beneficially more than 5% of our Common Stock, and with respect to shares owned beneficially by all directors, nominees, and executive officers of Accesspoint as a group.


   TITLE OF CLASS                 NAME OF BENEFICIAL OWNER                   AMOUNT AND NATURE OF       PERCENT OF
                                                                               BENEFICIAL OWNER           CLASS
--------------------- -------------------------------------------------- ----------------------------- -------------
Common Stock          Eugene Valentine                                             607,400
                      3003-3011 S. Valley View Blvd., Ste. 190              Acting Chief Executive
                      Las Vegas, NV  89102                                     Officer, Director            2.5%

Common Stock          Joseph Byers                                              13,000 shares
                      3003-3011 S. Valley View Blvd., Ste. 190                     Director               <0.1%
                      Las Vegas, NV 89102

Common Stock          Michael Savage                                            20,000 shares
                      3003-3011 S. Valley View Blvd., Ste. 190                     Director               <0.1%
                      Las Vegas, NV 89102

Common Stock          Access Holdings LP (2)                                   1,905,037 shares            7.9%
                      26482 Valpariso
                      Mission Viejo, Ca. 92677

Common Stock          Accesspoint Corporation                                  5,192,735 shares           21.5%
                      3003-3011 S. Valley View Blvd., Ste. 190
                      Las Vegas, NV  89102

Common Stock          Tom Djokovich                                            3,608,257 shares           14.9%
                      23332 Vista Carillo
                      Laguna Niguel, Ca 92677

Common Stock          All directors and named executive officers as a           640,400 shares             2.7%
                      group

         (1) Owns 6,900 shares through an IRA held by Financial West Group and 601,500 as the controlling owner of Paradox Holdings, Inc. the holding company for Financial West Investment Group, dba Financial West Group.
         (2) For the benefit of James W. Bentley and Mary Ann Bentley and family.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

CHANGES IN CONTROL. Our management is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B, except as described herein. In the event that the Settlement Agreement is ratified by the shareholders, the resulting share ownership structure will approximate the following:

                                                                             AMOUNT AND NATURE OF       PERCENT OF
   TITLE OF CLASS                 NAME OF BENEFICIAL OWNER                     BENEFICIAL OWNER           CLASS*
--------------------- -------------------------------------------------- ----------------------------- -------------
Common Stock          Eugene Valentine (1)                                      607,400 shares
                      3003-3011 S. Valley View Blvd., Ste. 190              Acting Chief Executive
                      Las Vegas, NV  89102                                        Officer, Director         1.5%

Common Stock          Joseph Byers                                              13,000 shares
                      3003-3011 S. Valley View Blvd., Ste. 190                     Director                <0.1%
                      Las Vegas, NV 89102

Common Stock          Michael Savage                                            20,000 shares
                      3003-3011 S. Valley View Blvd., Ste. 190                    Director                 <0.1%
                      Las Vegas, NV 89102

Common Stock          Access Holdings LP (2)                                   1,905,037 shares             4.8%
                      26482 Valpariso
                      Mission Viejo, Ca. 92677

Common Stock          Accesspoint Corporation                                    no shares (3)                0%
                      3003-3011 S. Valley View Blvd., Ste. 190
                      Las Vegas, NV  89102

Common Stock          Tom Djokovich                                            3,608,257 shares             9.2%
                      23332 Vista Carillo
                      Laguna Niguel, Ca 92677

Common Stock          William Barber (4)                                    20,465,499 shares (3)
                      c/o3003-3011 S. Valley View Blvd., Ste. 190          Former Officer and Director       52%
                      Las Vegas, NV  89102

Common Stock          All directors and named executive officers as a           640,400 shares              1.6%
                      group

         *BASED ON AN ESTIMATED 39,356,729 SHARES THAT WOULD BE ISSUED AND OUTSTANDING AFTER GIVING EFFECT TO THE TERMS OF THE SETTLEMENT AGREEMENT, WHICH WOULD RESULT IN THE ISSUANCE OF ADDITIONAL SHARES TO MR. BARBER.

(1) Owns 6,900 shares through an IRA held by Financial West Group and 601,500 as the controlling owner of Paradox Holdings, Inc. the holding company for Financial West Investment Group, dba Financial West Group.
(2)      For the benefit of James W. Bentley and Mary Ann Bentley and family.

(3) The Settlement Agreement provides that Mr. Barber shall be issued shares to give him a 52% ownership in the Company; the Company's 5,192,735 shares would be transferred to Mr. Barber as part of the Settlement Agreement, and to arrive at the prescribed percentage, an additional 15,192,654 shares of the Company's common stock would need to be issued to comply with the terms of the Settlement Agreement. Additional shares may be issuable under the terms of a non-dilution agreement that will accompany the Settlement Agreement, in the event that any of our outstanding warrants or options are exercised.

(4)      Mr. Barber currently holds 80,000 shares.

4.       SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and Accesspoint must identify in this Proxy Statement those persons who did not file such reports when due.

Based solely upon a review of Forms 3 and 4 and any amendments furnished to Accesspoint during our fiscal year ended December 31, 2003, and Form 5 and any amendments furnished to Accesspoint with respect to the same fiscal year, we believe that our directors, officers, and greater than 10% beneficial owners did not comply with the applicable Section 16 filing requirements, in a timely manner, as no such reports have been filed.

5. EQUITY COMPENSATION PLAN INFORMATION

In March 1999, our stockholders approved the Accesspoint Corporation 1999 Stock Incentive Plan ("the Plan"), which superseded and incorporated, in all respects, the Accesspoint Corporation 1997 Stock Option Plan. Under the Plan, incentive or non-statutory stock options may be granted to employees, directors, and consultants. The options, option prices, vesting provisions, dates of grant and number of shares granted under the plans are determined primarily by the Board of Directors or the committee authorized by the Board of Directors to administer such plans. The Plan also permits payment in shares of our common stock for options to be exercised. The maximum number of shares of our common stock available for issuance under the Plan is six million (6,000,000) shares. Proceeds received by us from exercise of stock options are credited to common stock and additional-paid-in capital. Additional information with respect to the Plan's stock option activity is as follows:

-------------------------------------------------- ------------------------------ ---------------------------
                                                                                      Weighted Average
                                                        Number of Shares               Exercise Price
-------------------------------------------------- ------------------------------ ---------------------------
Outstanding at December 31, 2001                             3,629,000                       $.59
-------------------------------------------------- ------------------------------ ---------------------------
Granted                                                          0                            0
-------------------------------------------------- ------------------------------ ---------------------------
Exercised                                                        0                            0
-------------------------------------------------- ------------------------------ ---------------------------
Cancelled                                                   (1,852,555)                      $.81
-------------------------------------------------- ------------------------------ ---------------------------
Outstanding at December 31, 2002                             1,776,445                       $.35
-------------------------------------------------- ------------------------------ ---------------------------
Granted                                                          0                            0
-------------------------------------------------- ------------------------------ ---------------------------
Exercised                                                        0                            0
-------------------------------------------------- ------------------------------ ---------------------------
Cancelled                                                        0                            0
-------------------------------------------------- ------------------------------ ---------------------------
Outstanding at December 31, 2003                             1,776,445                       $.35
-------------------------------------------------- ------------------------------ ---------------------------

Stock options exercisable at December 31, 2003:

-------------------------------------------------- ------------------------------ ---------------------------
Range of Exercise Prices                                 Number of Shares         Weighted Average Exercise
                                                            Exercisable                     Price
-------------------------------------------------- ------------------------------ ---------------------------
$0.32-0.37                                                   1,776,445                       $.35
-------------------------------------------------- ------------------------------ ---------------------------

No other stock option plans are in place as of the date of this filing.

6. BOARD AND COMMITTEE MATTERS

REMUNERATION OF DIRECTORS.

For the fiscal year ended December 31, 2003, there was no standing compensation arrangement for board of director members.

We have an audit committee, compensation, and corporate governance committees.

MEETINGS OF THE BOARD AND ITS COMMITTEES FOR THE FISCAL YEAR 2003

During the fiscal year 2003, Accesspoint held 13 Board meetings, and 7 actions taken by written consent without a meeting.

COMMUNICATION WITH THE BOARD

Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the Accesspoint Board of Directors, c/o Corporate Secretary, Accesspoint Corporation, 3003-3011 S. Valley View Blvd., Ste. 190, Las Vegas, NV 89102. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has determined that Mr. Valentine is qualified as an "audit committee financial expert" as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

7. EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table furnishes compensation information for the year ended December 31, 2003, for the Chief Executive Officer and Chief Financial Officer. No executive officers earned more than $100,000 during the year ended December 31, 2003. There were no options granted to the Named Executive Officers during the year ended December 31, 2003. There were no options exercised by the Named Executive Officers during the year ended December, 31 2003, nor were there any awards made to the Named Executive Officers by us of stock options under any Long-Term Incentive Plan during the year 2003.

===============================================================================================================================
                                         ANNUAL COMPENSATION                 LONG TERM COMPENSATION
-------------------------- ------ ---------------------------------- --------------------------------------- ------------------
                                                                                AWARDS             PAYOUTS       ALL OTHER
                                                                                                                COMPENSATION
-------------------------- ------ -------- -------- ---------------- ------------ ---------------- --------- ------------------
                                                                                    SECURITIES
                                                      OTHER ANNUAL    RESTRICTED    UNDERLYING        LTIP
    NAME AND PRINCIPAL      YEAR   SALARY   BONUS     COMPENSATION       STOCK     OPTIONS/SARS     PAYOUTS
        POSITION                    ($)      ($)          ($)          AWARDS ($)         (#)         ($)
-------------------------- ------ -------- -------- ---------------- ------------ ---------------- --------- ------------------
Gene Valentine, acting     2003    None     None         None           None           None          None          None
CEO, president, chief      2004    None     None         None           None           None          None          None
financial officer
-------------------------- ------ -------- -------- ---------------- ------------ ---------------- --------- ------------------
William B. Barber,         2003    None     None         None           None           None          None          None
former CEO, president,     2004    None     None         None           None           None          None          None
chief financial officer
========================== ====== ======== ======== ================ ============ ================ ========= ==================

DIRECTOR COMPENSATION.

We do not pay any compensation to our directors, including those who are also our officers.

RELATED PARTY TRANSACTIONS.

We have entered into a number of relationships that fit the definition provided by Statement of Financial Accounting Standards No. 57, "Related Party Disclosures". An entity that can control or significantly influence the management or operating policies of another entity to the extent one of the entities may be prevented from pursuing its own interests.

Mr. William R. Barber, our former President and Chief Executive Officer and Director, served in those positions from November 2002 through August 2004. The transactions described below occurred both before and after Mr. Barber commenced to serve as an officer and director.

Mr. Barber is the principal owner of Ameropa, Inc. ("Ameropa"), a Bahamas corporation. Ameropa owned two Bermuda corporations, Internet Online Services, Inc. ("IOS") and Network Integrated Systems, Ltd. ("NIS"). NIS agreed to provide funding to Accesspoint. Accordingly we entered into a written Secured Loan Agreement and associated Revolving Line of Credit Secured Promissory Note (together "Line of Credit") with NIS on December 14, 2001. Concurrently, on December 14, 2001, we also entered into a written Management Agreement with NIS. Under the Line of Credit NIS agreed to advance to us from time to time in its discretion advances not to exceed $5,000,000. All outstanding balances would bear interest at six percent (6%) per annum. NIS had the right to call the loan at any time. The Line of Credit is secured by a blanket security interest in all of our assets. Under the Line of Credit, we have granted to NIS certain powers of attorney for the protection and perfection of NIS's security interest in the collateral. Notwithstanding the rights that we granted to NIS, NIS had the right to demand payment from us and have access to our collateral only after NIS has exhausted other sources of repayment. In connection with the Line of Credit, three of our shareholders, Tom M. Djokovich, Access Holdings Limited Partnership, and Alfred Urcuyo (together "Option Shareholders"), granted to NIS an option to purchase a total of 7,131,688 shares of our common stock at $2.00 per share. If NIS elected to exercise its option, then the Option Shareholders had the right whether to contribute the option proceeds to us for repayment of the Line of Credit. If the Option Shareholders elect to contribute the proceeds to us, then NIS may not have recourse to our assets as a source of repayment. However, if we do not receive such option proceeds, then NIS may proceed against the collateral. Further, after 18 months, the Option Shareholders have the right to "call" the options. If NIS exercises the options, then the Option Shareholders are obligated to contribute the proceeds to us for repayment of the Line of Credit. If NIS refuses to exercise the options, then the options expire and NIS would have recourse to our assets for repayment of the Line of Credit.

We also entered into a Management Agreement, dated December 14, 2001, with NIS. We appointed NIS as our general manager, with the duty and authority (subject to the approval of our board of directors) to manage the day-to-day operations of the business, including our financial affairs. Under this Management Agreement, we were obligated to pay NIS $10,000 per month, but this "fee shall accrue and only be payable to the extent the Company shall have current operating profits reasonably sufficient to pay such fee." In addition, if we terminate the Management Agreement without cause, then we are obligated to pay NIS all amounts then owing, plus the sum of $1.0 million. However, we also have the right to terminate the Management Agreement for cause. The term "cause" includes the "filing of a voluntary or involuntary application for or appointment of a receiver" for NIS. Mr. Barber owns 50% of Net Integrated Systems ("NIS") and serves as one of its three directors.

NIS appointed Ameropa as its agent to manage the relationship between NIS and us under the terms of the Line of Credit. In February 2002, Ameropa began to provide cash management services to us by sweeping our operating accounts on a daily basis and funding the same accounts as items were presented for payment. Through October 2002 we dealt exclusively with Ameropa for the funding of the Line of Credit. During this time, the debt was assigned by NIS to Ameropa. During the year ended December 31, 2002 there were more than 300 such transactions, none of a material size, between Ameropa and our various operating accounts. As of December 31, 2003 and 2002 we were indebted to AL under the Line of Credit in the amount of $1,379,277 and 1,260,789, respectively. We have made no payments on this balance. During the period in which Ameropa managed the relationship between NIS and us, Mr. Barber did not have an operational role with us and he was not an officer or a member of the Board of Directors.

In October 2002, Mr. Barber, as a Director of NIS and 50% owner, placed NIS into receivership in Bermuda. Thereupon, we terminated the Management Agreement with NIS. NIS is currently in receivership in Bermuda and we have not received any indication from the receiver on behalf of NIS, of an intention to assert a claim against us. However we cannot guarantee that a claim will not be asserted in the future. On February 4, 2003, the Supreme Court of Bermuda entered an Order that NIS "be wound up". On the same day, the Supreme Court of Bermuda entered an Order consenting to the withdrawal by the other two directors of NIS of a challenge to the appointment of a receiver for NIS.

In October 2002, we entered into a Master Support Services Agreement ("Services Agreement") with Merchants Billing Services, Inc. ("MBS"). The Agreement calls for MBS to provide underwriting, administrative support, customer support and technical support services as well as a source of financing, liquidity and cash management services to us. MBS is a Nevada corporation majority owned by Mr. Barber. On November 1, 2002 MBS assumed responsibility for the payment of all of our employees as well as the assumption of their related accrued vacation and sick time. On November 1, 2002 MBS established a series of control accounts for the receipt and management of our cash. These control accounts are designated "For the Benefit Of" and are segregated from the operating accounts of MBS. Authority to move and withdraw funds from these accounts resides exclusively with us. MBS had also acquired, at market values, portions of the Company's merchant account portfolios from time to time.

On April 1, 2004, the Company entered into an agreement with 2C Processor USA, LLC, ("2CP"), whereby 2CP remits its net profits to us in return for shares of our common stock. The agreement may be terminated by us upon 90 days' notice to 2CP.

There are no other related party transactions, except as specified in the information included herein or as included in other filings by the Company with the Securities and Exchange Commission. With regard to any future related party transaction, we plan to fully disclose any and all related party transactions, including, but not limited to, the following:

         o        disclose such transactions in prospectuses where required;
         o disclose in any and all filings with the Securities and Exchange Commission, where required;
         o        obtain disinterested directors' consent; and
         o        obtain shareholder consent where required.

                                  OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

______________________
Gene C. Valentine
President, Chief Executive Officer and
Chairman of the Board
October ___, 2004

                             ACCESSPOINT CORPORATION
                                   PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER ___, 2004

The undersigned hereby appoints ____________, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Accesspoint Corporation, to be held November ___, 2004 at 11:00 a.m., at J. W. Marriot Hotel, 221 North Rampart, Las Vegas, Nevada 89117, or any adjournment thereof.

         1. An Increase in Number of Authorized Shares of Common Stock from 25,000,000 shares to 50,000,000 shares;

                         |_| FOR |_| AGAINST |_| ABSTAIN

         2. An Increase in Authorized Membership of our Board of Directors from five (5) to seven (7) members;

                         |_| FOR |_| AGAINST |_| ABSTAIN

         3.       Election of Directors

                    |_|      Gene C. Valentine
                    |_|      Joseph Byers
                    |_|      Michael Savage

                         |_| FOR |_| AGAINST |_| ABSTAIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME.

         4. Approval of Settlement Agreement to settle the"Bentley/Djokovich Lawsuits" which includes the sale of our remaining merchant accounts portfolio in exchange for the cancellation of the Company's debt to Ameropa Ltd. in the approximate amount of $1,500,000, and the issuance of shares resulting to a controlling interest to Mr. Barber, our former officer and director;

                         |_| FOR |_| AGAINST |_| ABSTAIN

         5. Approve and ratify the actions of our directors for the last fiscal year and for the period from the fiscal year end through the date of the annual shareholder meeting; and

                         |_| FOR |_| AGAINST |_| ABSTAIN

         6. Ratify the appointment of Mendoza Berger & Company, LLP, Certified Public Accountants.

                         |_| FOR |_| AGAINST |_| ABSTAIN

|_| If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO ACCESSPOINT'S BOARD OF DIRECTORS AND FOR THE RATIFICATION AND APPROVAL OF THE OTHER PROPOSALS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

_____________________________________
Date: _______________

_____________________________________
Date: _______________

Signatures of Stockholder(s)

(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)

EXHIBITS

         A. Proposed Certificate of Amendment to our Articles of Incorporation

         B. Settlement Agreement

                                    EXHIBIT A
                            Certificate of Amendment
                       (Pursuant to NRS 78.385 and 78.390)

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
              -----------------------------------------------------
                         FOR NEVADA PROFIT CORPORATIONS
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.       Name of corporation: Accesspoint Corporation.

2. The articles have been amended as follows (provide article numbers, if available):

         FOURTH: The aggregate number of shares the corporation shall have the authority to issue shall be FIFTY MILLION (50,000,000) shares of common stock, par value one mil ($.001 ) per share, each share of common stock having equal rights and preferences, voting privileges and preferences. The remainder of Article Fourth to remain as is.

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: _________

4.       Effective date of filing (optional): __________________________________

5.       Officer Signature (required):__________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

                                    EXHIBIT B
                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE
                     ---------------------------------------

         THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (the "Agreement") is made as of this 30th day of June, 2004 between James M. Bentley, James W. Bentley, as an individual and as Co-Trustee of The Bentley Family Trust C, Mary Ann Bentley, as an individual and as Co-Trustee of The Bentley Family 1995 Trust, The Bentley Family Limited Partnership, and Access Holdings Limited Partnership (collectively, the "Bentleys") and Tom Djokovich (the Bentleys and Tom Djokovich are sometimes collectively referred to as the "Plaintiffs") on the one hand, and Accesspoint Corporation, a Nevada corporation, Processing Source International, Inc., a California corporation (collectively, the "Company" and/or "Accesspoint"), Net Integrated Systems, Ltd. ("NIS"), Intellitech Web Solutions, Inc., Merchant Billing Services, Inc. ("MBS"), Ameropa Limited, Inc., a Nevada corporation ("Ameropa"), William R. Barber ("Barber"), Christine E. Crocker, Ronald J. Penna, and Marcia Allen (collectively, the "Defendants") on the other hand, all of whom may hereafter be referred to as "Party" or the "Parties."

                                    RECITALS
                                    --------

         A. There is now pending in the Superior Court of the State of California, County of Orange, the following matters:

                  .1 That certain lawsuit entitled JAMES M. BENTLEY V. WILLIAM
R. BARBER, ET AL., and numbered 02CC04690 in the files of that Court concerning shareholder derivative claims for Breach of Contract; Breach of Fiduciary Duty; Misappropriation of Trade Secrets Pursuant to Civil Code Section 3426, et seq.; Recovery of Personal Property Pursuant to Civil Code Section 3426, et seq.; Imposition of a Constructive Trust or an Accounting; Unfair Competition; Conversion; Unfair Business Practices; and Usurpation of Corporate Opportunity against certain of the Defendants;

                  .2 That certain lawsuit entitled JAMES W. BENTLEY, AS TRUSTEE OF THE BENTLEY FAMILY TRUST C V. ACCESSPOINT CORPORATION, ET AL., and numbered 02CC06709 in the files of that Court concerning claims for Breach of Contract, Common Count, and Declaratory Relief, against Defendant Accesspoint Corporation;

                  .3 That certain lawsuit entitled MARY ANN BENTLEY, AS TRUSTEE OF THE BENTLEY FAMILY 1995 TRUST V. ACCESSPOINT CORPORATION, ET AL., and numbered 02CC06571 in the files of that Court concerning claims for Breach of Contract, Common Count, and Declaratory Relief, against Defendant Accesspoint Corporation;

                  .4 That certain lawsuit entitled THE BENTLEY FAMILY LIMITED PARTNERSHIP V. ACCESSPOINT CORPORATION, ET AL., and numbered 02CC06710 in the files of that Court concerning claims for Breach of Contract, Common Count, and Declaratory Relief, against Defendant Accesspoint Corporation; and

                  .5 That certain lawsuit entitled ACCESS HOLDINGS LIMITED PARTNERSHIP, ETC., ET AL. V. ACCESSPOINT CORPORATION, ETC., ET AL., and numbered 03CC09039 in the files of that Court concerning a declaratory relief claim seeking, among other things, return of certain consideration tendered by Access Holdings Limited Partnership and Tom Djokovich under the loan agreement between Accesspoint and NIS (the "Declaratory Relief Action").

                                                       Initials
                                                       --------
                                        -----  -----  -----  -----  -----  -----

         The above actions are hereafter collectively referred to as the "Actions."

         B. On or about June 26, 2002, certain of the Parties entered into a Settlement Agreement and Mutual General Release (the "2002 Settlement Agreement") resolving certain of the Actions, namely, those lawsuits identified at Paragraphs A.1 through A.4 of these Recitals. The 2002 Settlement Agreement contained a provision providing that, in the event an offer in compromise had not been executed by December 1, 2002, the Plaintiffs could, at their sole discretion, rescind the 2002 Settlement Agreement. The Parties dispute whether an offer in compromise was executed by December 1, 2002; Plaintiffs later sought to rescind the 2002 Settlement Agreement.

         C. The Parties desire fully and finally to resolve and to settle any and all differences and claims between them, and only as to them, relating to or arising out of the Actions.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the mutual promises, covenants and conditions herein contained, the Parties agree as follows:

         1. DISMISSALS. Upon the Court's approval of this agreement, and contemporaneous with the execution of this Agreement, Plaintiffs shall deliver to Defendants, c/o Jeffrey W. Griffith, Esq., Callahan & Blaine, 3 Hutton Center Drive, Suite 900, Santa Ana, California 92707, an executed dismissal with prejudice as to each of the Actions, which shall be filed upon full execution of the Agreement. This Agreement shall be enforceable under California Code of Civil Procedure Section 664.6, as set forth in Paragraph 13 below.

         2. SETTLEMENT PAYMENT TO THE BENTLEYS.

                  a. Accesspoint shall pay to the Bentleys a settlement payment in the total amount of $750,000 (the "Settlement Payment"), which amount includes the principal, interest, and attorneys' fees on all amounts owed on the Promissory Notes which are the subject of the actions described in Paragraphs A.2 through A.4 of the Recitals, above, as well as the amounts paid by the Bentleys to settle various lease guaranties and credit card debts of Accesspoint. If Accesspoint pays the Bentleys strictly in accordance with the schedule in Paragraph 2.b., below, the Bentleys shall discount the $750,000 to $500,000, such that Accesspoint will only have to pay the Bentleys $500,000. If, however, Accesspoint fails timely to pay any of the amounts described in Paragraph 2.b., below, then the full amount of $750,000 shall become immediately due and payable, less whatever amounts have already been paid.

                  b. Pursuant to Paragraph 2.a., above, Accesspoint shall pay the Bentleys in accordance with the following schedule:

                                                       Initials
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                                      B-2

                  (1) A lump sum payment of $250,000 which shall be made from an assignment of the reserve deposit of Accesspoint from Chase Merchant Services ("Chase"). Accesspoint shall assign, and hereby does assign, all right, title and interest to that certain $250,000 reserve deposit held by Chase in connection with Accesspoint's merchant accounts portfolio (the "$250,000 Reserve") to the Bentleys. This lump sum payment from the $250,000 Reserve shall be made on the earlier of: (a) One Hundred Eighty (180) days following a shareholders' meeting of Accesspoint which shall occur on or before November 1, 2004 (the "Shareholders' Meeting"), to approve any sale of Accesspoint's merchant accounts portfolio to a purchaser other than Chase; or (b) Thirty (30) days following Chase's release of deposit funds from the sale of Accesspoint's merchant accounts portfolio to Chase or any other entity owned by or related to Chase. In all events, Accesspoint shall use its best efforts to expedite and to facilitate the sale of the merchant accounts portfolio and the payment of the $250,000 Reserve to the Bentleys. The Bentleys may, at their sole discretion, also seek to expedite the release of the Chase $250,000 Reserve to them. Defendants agree to vote any shares they have, or on which they have the rights to vote, in favor of the sale of the merchant accounts portfolio and execute any and all documents reasonably necessary to effectuate the assignment of the Chase $250,000 Reserve to the Bentleys. In the event that Chase does not approve the sale of Accesspoint's merchant accounts portfolio and cause the release to the Bentleys of the $250,000 Reserve within the time periods set forth in this subsection, Accesspoint shall pay to the Bentleys the $250,000 lump sum payment within One Hundred Eighty (180) days of the Shareholders' Meeting. In the event that Accesspoint pays the $250,000 to the Bentleys and the source of funds for such payment is not the Chase Reserve, then the assignment of Accesspoint's interest in the Reserve hereunder shall be null and void.

                  (2) The Parties acknowledge that the sale of Accesspoint's merchant accounts portfolio must be approved by Accesspoint's shareholders, pursuant to a shareholders' meeting as described in Paragraph 6, below. Barber and Ameropa will vote in favor of the sale of Accesspoint's merchant accounts portfolio consistent with the terms of this Agreement and will utilize their best efforts to obtain shareholder approval of such sale.

                                                       Initials
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                                      B-3

                  (3) The sum of $250,000 made payable in increments of at least $5,000 per month, with a final balloon payment, on or before each due date as provided in the chart below:

                           ----------------------- -------------------------
                                   DUE DATE          MINIMUM PAYMENT AMOUNT
                           ----------------------- -------------------------
                           August 30, 2004         $5,000
                           ----------------------- -------------------------
                           September 30, 2004      $5,000
                           ----------------------- -------------------------
                           October 30, 2004        $5,000
                           ----------------------- -------------------------
                           November 30, 2004       $5,000
                           ----------------------- -------------------------
                           December 30, 2004       $5,000
                           ----------------------- -------------------------
                           January 30, 2005        $5,000
                           ----------------------- -------------------------
                           February 28, 2005       $5,000
                           ----------------------- -------------------------
                           March 30, 2005          $5,000
                           ----------------------- -------------------------
                           April 30, 2005          $5,000
                           ----------------------- -------------------------
                           May 30, 2005            $5,000
                           ----------------------- -------------------------
                           June 30, 2005           $5,000
                           ----------------------- -------------------------
                           July 30, 2005           $5,000
                           ----------------------- -------------------------
                           August 30, 2005         $5,000
                           ----------------------- -------------------------
                           September 30, 2005      $5,000
                           ----------------------- -------------------------
                           October 30, 2005        $5,000
                           ----------------------- -------------------------
                           November 30, 2005       $5,000
                           ----------------------- -------------------------
                           December 30, 2005       $170,000
                           ----------------------- -------------------------
                           TOTAL                   $250,000.00
                           ----------------------- -------------------------

                           Accesspoint shall use its best efforts to pay more than the $5,000 per month. To the extent that Accesspoint voluntarily pays more than $5,000 in any given month, or in the event that more than $5,000 per month is paid in any month by reason of subsection (4) below, then the amount in excess of $5,000 shall be credited towards the latest payment due on the chart provided above.

                  (4) In the event Chase should resume allowing merchants to be added to Accesspoint's merchant account portfolio, then the monthly payments shall increase from $5,000 to $10,000 on the 90th day following such resumption.

                  (5) Each of the aforementioned payments shall be made payable to the "Samuels, Green, Steel & Adams, LLP Attorney Client Trust Account" and delivered to the Bentleys, c/o Mark S. Adams, Esq., Samuels, Green, Steel & Adams, LLP, 19800 MacArthur Blvd., Suite 1000, Irvine, California 92612, on or before the respective due dates.

                  c. Accesspoint shall have five (5) calendar days after each due date as a grace period for the Bentleys to receive each of the scheduled payments referenced in Paragraph 2.b.(3) above, before any action can be taken to enforce collection (the "Grace Period"). Should Accesspoint fail timely to make any of the payments described in this Paragraph 2 when due and after expiration of any applicable Grace Period, the unpaid balance of the entire Settlement Payment shall become immediately due and payable.

                                                       Initials
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                                      B-4

         3. RELEASE OF ACCESSPOINT'S MERCHANT ACCOUNTS PORTFOLIO. MBS, NIS, Barber, the Bentleys and Djokovich agree to release any security or interest they may have in Accesspoint's merchant accounts portfolio as recorded in any UCC Financial Statements (UCC-1), and agree to execute any and all documents, including any release or modification to any such UCC-1, to effectuate such release.

         4. FORGIVENESS OF DEBT AND ISSUANCE OF SHARES. Ameropa represents and warrants that it is the holder of approximately $1.5 Million in debt owed to it by Accesspoint arising out of that certain Secured Loan Agreement and Revolving Line of Credit Secured Promissory Note between NIS and Accesspoint entered into in or about December, 2001 (the "$1.5 Million Debt"). Ameropa agrees to forgive the $1.5 Million Debt. In addition to the other consideration provided herein, Accesspoint shall issue shares of Accesspoint stock to Barber, or his designate, for causing the forgiveness of the $1.5 Million Debt. The shares issued shall be in the amount such that Barber, or his designate, shall obtain 52% of the total outstanding shares of Accesspoint stock.

         5. STOCK SECURITY AGREEMENT. When the stock referenced in Paragraph 4, above, is issued to Barber, or his designate, Defendants shall immediately release any and all security agreements, restrictions and limitations on all shares of the Plaintiffs' stock (including the encumbrance arising out of that certain Secured Loan Agreement, Revolving Line of Credit Secured Promissory Note, Irrevocable Proxies, and other related agreements, between NIS, Accesspoint, and certain of the Parties, entered into in or about December, 2001, which agreements shall also then be cancelled), securing the $1.5 Million Debt. Defendants shall also then immediately cause the removal of all other trading and voting restrictions on Plaintiffs' shares at no cost to the Plaintiffs. Defendants will expedite, at their cost, the removal of any legends and restrictions from Plaintiffs' shares of Accesspoint stock, and shall deliver said stock, as set out in Attachment "A" attached hereto, to the Plaintiffs, c/o Mark S. Adams, Esq., Samuels, Green, Steel & Adams, LLP, 19800 MacArthur Blvd., Suite 1000, Irvine, California 92612, as soon as reasonably possible.

         6. SHAREHOLDERS MEETING. The Parties agree to arrange for a shareholders' meeting of Accesspoint, to be conducted as soon as possible, but by no later than November 1, 2004.

         7. THE 2002 SETTLEMENT AGREEMENT. The Parties agree that the 2002 Settlement Agreement is null and void, and any rights and/or obligations arising thereunder are of no force and effect.

         8. AGREEMENT TO VOTE SHARES. Plaintiffs agree to vote their shares of Accesspoint stock in favor of (a) doubling the present number of Accesspoint's outstanding shares of stock, (b) selling Accesspoint's merchant accounts portfolio, and (c) electing the slate of candidates proposed by Barber to be members of Accesspoint's Board of Directors.

         9. RELEASE OF DECLARATORY RELIEF ACTION. Plaintiffs agree to waive their claim and not object to the disposition of 4,100,000 shares of Accesspoint stock by Barber and/or Accesspoint's Board of Directors, which were the subject of the Declaratory Relief Action.

                                                       Initials
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                                      B-5

         10. NO RELEASE REGARDING APC LIABILITIES. Notwithstanding anything else herein, the release set out in Paragraph 14 and the Civil Code Section 1542 waiver provided in Paragraph 15, below, do not pertain to, and the Company agrees to indemnify and hold harmless the Bentleys and Tom Djokovich from, any liabilities with respect to Accesspoint's debts and/or obligations, including, but not limited to, Internal Revenue Service, lease and credit card obligations.

The Plaintiffs agree that the Company shall have no obligation to indemnify or hold harmless the Bentleys and Tom Djokovich from prior debts, obligations, claims and/or lawsuits, which the Plaintiffs have already paid, resolved or otherwise settled, and from any attorneys' fees incurred prior to the effective date of this agreement. The Plaintiffs represent and warrant that they have no actual knowledge of any other prior debts, obligations, claims and/or lawsuits which the Plaintiffs have already paid, resolved or otherwise settled, except as listed below:

--------------------------------------------------------------------------------
                     CASE NAME                                 CASE NO.
--------------------------------------------------------------------------------
COLONIAL PACIFIC V. ACCESSPOINT, ET AL.                        02CC05697
--------------------------------------------------------------------------------
TEXTRON V. ACCESSPOINT, ET AL.                                 02HL05439
--------------------------------------------------------------------------------
LYON FINANCIAL V. ACCESSPOINT, ET AL.                          02HL02433
--------------------------------------------------------------------------------
ADVANTA BANK CORP. V. ACCESSPOINT, ET AL.                      02HL02373
--------------------------------------------------------------------------------
MOCERI LEASING V. ACCESSPOINT, ET AL.                          02CC15181
--------------------------------------------------------------------------------

These prior debts, obligations, claims and/or lawsuits which the Plaintiffs have already paid, resolved or otherwise settled shall be referred to herein as "the Resolved Obligations." Nothing in this Agreement shall limit the Bentleys or Tom Djokovich from seeking indemnification or pursuing the Company for payment of any debts and/or obligations, except for the Resolved Obligations. It is asserted by certain taxing authorities that Tom Djokovich and/or Tamara Djokovich may be liable for taxes and penalties in the approximate amount of $30,000 regarding Black Sun Graphics. The Parties agree that this release does not release any claims that Tom Djokovich and/or Tamara Djokovich may have against Accesspoint for reimbursement for any payments of taxes and/or penalties arising from any claims by any taxing authority regarding Black Sun Graphics.

Accesspoint and the Defendants represent and warrant that they have no actual knowledge of any outstanding or pending claims by any taxing authority for which the Bentleys and/or Tom Djokovich may be liable relating to Accesspoint.

         11. REPRESENTATION OF AUTHORITY; IMPLEMENTATION. Each Party hereto represents and warrants that its attorneys are authorized and directed to perform the acts necessary to accomplish this settlement. In addition, each Party agrees to execute any and all additional documents necessary to effectuate the terms of this Agreement. If the Parties cannot agree on the terms of any documents or formula necessary to effectuate the terms of this Agreement, the Parties agree to submit such a dispute for arbitration before JAMS Endispute to arbitrate the terms of such documents or formula. The Parties agree that any decision by the arbitrator shall be the binding language of such documents or determination of such formula. The Parties shall bear the cost of the arbitration equally.

                                                       Initials
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                                        -----  -----  -----  -----  -----  -----

         12. MOTION TO APPROVE SETTLEMENT. The Parties understand that this Agreement may be subject to Court approval. If the Court fails to approve the terms of this Agreement, this Agreement is void and cannot be enforced, and any and all consideration delivered or paid to the other Party shall be returned and each Party placed in the same position as before this Agreement was entered into insofar as is possible, which shall be a condition of any recission. Each Party shall seek and shall use its best efforts to obtain Court approval of the Settlement. Should any Party fail and/or refuse to sign this Agreement, each Party executing this Agreement shall sign a stipulation in support of any such motion or any application for determination of good faith settlement. So long as the Bentleys, Djokovich, Accesspoint, Barber, MBS, and Ameropa sign this Agreement, and there is a determination of good faith settlement by the Court, the Agreement shall be enforceable by and against those Parties signing the Agreement as to such persons' and/or entities' obligations, rights and duties arising out of this Agreement.

         13. ENFORCEABILITY UNDER SECTION 664.6. In the event that any of the terms of this Agreement are materially breached by either Party, the other Party can enforce the terms of this Agreement pursuant to Code of Civil Procedure
Section 664.6 as to the defaulting party.

         14. MUTUAL RELEASE. Except for the rights and obligations of the Parties arising from this Agreement, the Parties hereby, for themselves, their employees, agents, partners, representatives, successors and assigns, discharge and release one another, their past and present employees, agents, executors, administrators, trustees, heirs, attorneys, partners, insurers, representatives, assigns, predecessors, successors and related entities, from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which they had or have arising out of the Actions.

         15. WAIVER OF UNKNOWN CLAIMS. It is understood and agreed that the Parties' releases set forth hereinabove extend to all claims of every kind, nature and description whatsoever, known or unknown, suspected or unsuspected and any and all rights under the provisions of Section 1542 of the Civil Code of California or under any comparable statute of any other jurisdiction. The Parties expressly acknowledge that they are familiar with and expressly waive and relinquish every right or benefit they have or may have under the provisions of Section 1542 of the Civil Code of California which reads as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         16. ENTIRE AGREEMENT. This Agreement contains the sole, complete and entire agreement and understanding of the Parties concerning the matters contained herein and may not be altered, modified, or changed in any manner except by a writing duly executed by the Parties. No Party is relying on any representations other than those expressly set forth herein. No conditions precedent to the effectiveness of this Agreement exists, other than as expressly provided for herein. There are no oral or written collateral agreements. All prior discussions and negotiations have been and are merged, integrated into and superseded by this Agreement.

                                                       Initials
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                                      B-7

          NOTICES. Any notice, demand, request, consent, approval or communication that either Party desires or is required to give to the other Party shall be addressed and served on or delivered to the other Party or Parties, at the address and fax number set forth below. Any Party may change his/her/its address by notifying the other Parties of their change of address(es) in writing. Any notice served by personal delivery and/or by fax by 5:00 p.m. shall be deemed to have been received on the day received.

    ---------------------------------------------------------------- -----------------------------------
    IF TO MERCHANT BILLING SERVICES, INC., AMEROPA LIMITED, INC.,    Jeffrey W. Griffith, Esq.
    A NEVADA CORPORATION, WILLIAM R. BARBER, AND/OR CHRISTINE E.     Callahan & Blaine
    CROCKER:                                                         3 Hutton Centre, Suite 900
                                                                     Santa Ana, CA 92707
                                                                     Fax: (714) 241-4445

    ---------------------------------------------------------------- -----------------------------------

    IF TO THE COMPANY:                                               Edward A. Hoffman, Esq.
                                                                     11620 Wilshire Blvd., Suite 340
                                                                     Los Angeles, CA 90025
                                                                     Fax: (310) 575-6107

    ---------------------------------------------------------------- -----------------------------------

    IF TO RONALD PENNA AND INTELLITECH WEB SOLUTIONS, INC.:          Ronald Penna
                                                                     4351 Alla Road #5
                                                                     Marina Del Rey, CA 90292

    ---------------------------------------------------------------- -----------------------------------

    IF TO MARCIA ALLEN:                                              Marcia Allen
                                                                     269 S. Beverly Drive, Suite 544
                                                                     Beverly Hills, CA 90212

    ---------------------------------------------------------------- -----------------------------------

    IF TO NET INTEGRATED SYSTEMS, LTD.:                              John R. Riihiluoma, Esq.
                                                                     Appleby Spurling Hunter
                                                                     P.O. Box HM1179
                                                                     Hamilton HM EX Bermuda

    ---------------------------------------------------------------- -----------------------------------

    IF TO JAMES M. BENTLEY, JAMES W. BENTLEY, AS AN INDIVIDUAL AND   Mark S. Adams, Esq.
    AS CO-TRUSTEE OF THE BENTLEY FAMILY TRUST C, MARY ANN BENTLEY,   Samuels, Green, Steel & Adams, LLP
    AS AN INDIVIDUAL AND AS CO-TRUSTEE OF THE BENTLEY FAMILY 1995    19800 MacArthur Blvd., Suite 1000
    TRUST, THE BENTLEY FAMILY LIMITED PARTNERSHIP, AND ACCESS        Irvine, CA 92612
    HOLDINGS LIMITED PARTNERSHIP AND/OR TOM DJOKOVICH:               Fax: (949) 263-0005
    ---------------------------------------------------------------- -----------------------------------

         18. WAIVER. The delay or failure of a Party to exercise any right, power or privilege hereunder, or failure to enforce strictly any breach or default shall not constitute a waiver with respect thereto; and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on subsequent occasion unless clear and express notice thereof in writing is provided.

                                                       Initials
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                                      B-8

         19. ATTORNEYS' FEES UPON BREACH. If any action at law or in equity or any motion is brought to enforce this Agreement or to collect any unpaid amounts, the prevailing or collecting Party shall be entitled to all of its costs in bringing, prosecuting, and/or collecting on said action(s) or motion or judgment, including its attorneys' fees.

         20. APPLICABLE LAW. This Agreement shall be construed according to the laws of the State of California in effect as of the date of execution.

         21. ADVICE OF COUNSEL. The Parties represent that prior to the execution of this Agreement they had the opportunity to seek the benefit of independent legal counsel of their own selection regarding the substance of this Agreement.

         22. COSTS. Except as otherwise provided herein, the Parties to this Agreement agree to bear their own costs and attorneys' fees in connection with the Actions.

         23. NO LIABILITY. This Agreement is executed by the Parties hereto for the sole purpose of settling the matters involved in the dispute, and it is expressly understood and agreed, as a condition hereof, that this Agreement should not constitute nor be construed to be an admission of the truth or correctness of any claim asserted.

         24. REPRESENTATION OF AUTHORITY. Each individual executing this Agreement on behalf of any Party expressly represents and warrants that he/she has authority to execute and thereby bind the Party on behalf of which he/she executes this Agreement to the terms of this Agreement and agrees to indemnify and hold harmless each other party from any claim that such authority did not exist.

         25. HEADINGS. The headings included in this Agreement are for convenience only and do not limit, alter, or affect the matters contained in this Agreement or the paragraphs they encaption.

         26. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together constitute one single document.

         27. TELEFACSIMILE SIGNATURES. This Agreement and any documents relating to it may be executed and transmitted to any other party by telefacsimile, which telefacsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

         28. DATE OF EXECUTION. The Parties execute this Agreement as of the date first above set forth.

                                                       Initials
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                                      B-9

                                  "PLAINTIFFS"

------------------------                    ------------------------
Tom Djokovich                               James M. Bentley

------------------------                    ------------------------
James W. Bentley, as an                     Mary Ann Bentley, as an
individual and as Co-Trustee                individual and as Co-Trustee
of The Bentley Family Trust                 of The Bentley Family 1995 Trust

------------------------                    ------------------------
James W. Bentley, General Partner of        James W. Bentley, General Partner of
The Bentley Family Limited Partnership      Access Holdings Limited Partnership

                                  "DEFENDANTS"

ACCESSPOINT CORPORATION, A NEVADA CORPORATION NET INTEGRATED SYSTEMS, LTD.

By: ________________________               By: ________________________
Name: ______________________               Name: ______________________
Its: _______________________               Its: _______________________

                     SIGNATURES CONTINUED ON FOLLOWING PAGE

                                                       Initials
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                                      B-10

PROCESSING SOURCE                             INTELLITECH WEB SOLUTIONS, INC.
INTERNATIONAL, INC., A
CALIFORNIA CORPORATION

By: ________________________                  By: ________________________
Name: ________________________                Name: Ronald Penna
Its: ________________________                 Its: ________________________

MERCHANT BILLING SERVICES, INC.               AMEROPA LIMITED, INC., A NEVADA
                                              CORPORATION

By: ________________________                  By: ________________________
Name: ________________________                Name: ________________________
Its: ________________________                 Its: ________________________

_____________________________                 _____________________________
William R. Barber                             Marcia Allen, In Pro Per

_____________________________                 _____________________________
Christine E. Crocker                          Ronald J. Penna, In Pro Per

                     SIGNATURES CONTINUED ON FOLLOWING PAGE

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                                      B-11


APPROVED AS TO FORM:
--------------------

SAMUELS, GREEN, STEEL & ADAMS, LLP                     CALLAHAN & BLAINE, APLC

By:__________________________                          By:__________________________
     Mark S. Adams                                          Jeffrey W. Griffith
     Attorneys for Plaintiffs                               Attorneys for Defendant Merchant Billing
                                                            Services, Inc., Ameropa Limited, Inc., a Nevada
                                                            corporation, William R. Barber, and Christine
                                                            E. Crocker

LAW OFFICES OF EDWARD A. HOFFMAN                       APPLEBY SPURLING HUNTER

By:__________________________                          By:__________________________
     Edward A. Hoffman                                      John R. Riihiluoma
     Attorneys for Defendants Accesspoint                   Counsel for Stephen E. Lowe, Official Receiver
     Corporation, a Nevada corporation and                  and Liquidator of Defendant Net Integrated
     Processing Source International, Inc., a               Systems, Ltd.
     California corporation


                                                       Initials
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                                        -----  -----  -----  -----  -----  -----

                                 ATTACHMENT "A"

                                                               CERTIFICATE NO.
                         NAME                                (NUMBER OF SHARES)
------------------------------------------------------- ------------------------
Access Holdings Limited Partnership                     #2984 (1,905,037)
26482 Valpariso
Mission Viejo, CA 92691
------------------------------------------------------- ------------------------
Bentley, James Mathews                                  #1154 (2,000)
524 Princeton Pl.                                       #2925 (15,384)
San Luis Obispo, CA 93405
------------------------------------------------------- ------------------------
Bentley, Cornelia Ann                                   #2924 (15,384)
7917 Camino Gloria
San Diego, CA 92122
------------------------------------------------------- ------------------------
Bentley, Jill Melinda                                   #2927 (15,384)
26482 Valpariso
Mission Viejo, CA 92691
------------------------------------------------------- ------------------------
Bentley, Matthew Alexander                              #2926 (15,384)
26482 Valpariso
Mission Viejo, CA 92691
------------------------------------------------------- ------------------------
Bentley, Christopher Mathew                             #1157 (20)
2858 Tolkien Lane
Portland, OR 97034
------------------------------------------------------- ------------------------
Bentley, Ted                                            #1186 (4,750)
15801 NE 22 St.
Vancouver, WA 98684
------------------------------------------------------- ------------------------
Djokovich, Tom M.                                       #2982 (3,605,257)
23332 Vista Carillo
Laguna Niguel, CA 92677
------------------------------------------------------- ------------------------
Djokovich, Milan                                        #1118 (9,244)
13572 Emperor Drive
Santa Ana, CA 92705
------------------------------------------------------- ------------------------
Djokovich, Cameron Thomas                               #2967 (30,000)
23332 Vista Carillo
Laguna Niguel, CA 92677
------------------------------------------------------- ------------------------
Djokovich, Shane Thomas                                 #2968 (30,000)
23332 Vista Carillo
Laguna Niguel, CA 92677
------------------------------------------------------- ------------------------

                                                       Initials
                                                       --------
                                        -----  -----  -----  -----  -----  -----

------------------------------------------------------- ------------------------
Djokovich, Cierra Ann                                   #2969 (30,000)
23332 Vista Carillo
Laguna Niguel, CA 92677
------------------------------------------------------- ------------------------
Djokovich, Kendra Ann                                   #2970 (30,000)
23332 Vista Carillo
Laguna Niguel, CA 92677
------------------------------------------------------- ------------------------
Djokovich, Milan                                        #2971 (25,000)
23332 Vista Carillo
Laguna Niguel, CA 92677

                                                       Initials
                                                       --------
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                                      B-14